UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2020

EXELA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2701 E. Grauwyler Rd. Irving, TX	75061
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (844) 935-2832

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.0001 per share	XELA	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

On May 21, 2020, Exela Technologies, Inc. (the “Company”) and Exela Receivables 1, LLC entered into an amendment to its Loan and Security Agreement, dated as of January 10, 2020 (as amended, the “A/R Facility”), with TPG Specialty Lending, Inc., as administrative agent, and the lenders party thereto (the “Sixth A/R Facility Amendment”) consistent with the terms previously reported in the Company's Current Report on Form 8-K filed on May 21, 2020. Pursuant to the Sixth A/R Facility Amendment, the time for delivery of the Company's audited financial statements for its fiscal year ended December 31, 2019 is extended to June 14, 2020 and the deadline for the delivery of the Company's financial statements for the quarter ended March 31, 2020 is extended to June 30, 2020. However, there can be no assurance that the Company's financial statements will be filed prior to the expiring of this extension, in which case the Company may seek a further extension, although there can be no assurance that any such extension will be granted. In addition, the Sixth A/R Facility Amendment increases the Applicable Margin of the LIBOR Rate Loans to 6.75% and the Base Rate Loans to 5.75% and includes a weekly reporting requirement with respect to certain financial metrics (each defined term as defined in the Sixth A/R Facility Amendment).

Also on May 21, 2020, the Company, Exela Receivables 1, LLC and Exela Receivables HoldCo, LLC entered into that certain Limited Waiver with TPG Specialty Lending, Inc., as administrative agent (the “Limited Waiver”), whereby the lenders agreed to waive the Specified Defaults (as defined therein) and agreed that the Existing Initial Servicer Default (as defined therein) shall be waived on and after delivery of all financial reports required to be delivered under the A/R Facility; provided that as of such date (i) no other Initial Servicer Default exists and (ii) Liquidity as of each of the preceding 45 calendar days has exceeded $60,000,000 (each defined term as defined in the A/R Facility Loan and Security Agreement).

The foregoing description of the Sixth A/R Facility Amendment does not purport to be a complete description of all of the terms, provisions, covenants and agreements contained therein, and is subject to and qualified in its entirety by reference to the full text of the agreement, a copy of which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 and will be incorporated herein in its entirety by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exela Technologies, Inc.

	By:	/s/ Erik Mengwall
Erik Mengwall
Dated: May 22, 2020		Secretary